Summary Prospectus Supplement

December 7, 2023

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 7, 2023 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 28, 2023

Global Real Estate Portfolio (the "Fund")

Effective on December 11, 2023, the Fund's contractual advisory fee rates and the maximum expense ratio of each share Class will be decreased. Accordingly, effective on December 11, 2023, the Fund's Summary Prospectus is hereby amended as follows:

The Annual Fund Operating Expenses table under the section of the Summary Prospectus entitled "Fees and Expenses—Annual Fund Operating Expenses" is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class R6
Advisory Fee[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.92%	0.69%	1.29%	1.69%	0.79%
Total Annual Fund Operating Expenses[4]	1.57%	1.59%	2.69%	3.34%	1.44%
Fee Waiver and/or Expense Reimbursement[4]	0.77%	0.44%	1.04%	1.44%	0.69%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	0.80%	1.15%	1.65%	1.90%	0.75%

The Example tables under the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

If You SOLD Your Shares

	1 Year	3 Years	5 Years	10 Years
Class I	$82	$420	$782	$1,802
Class A	$636	$960	$1,306	$2,280
Class L	$168	$737	$1,332	$2,946
Class C	$293	$893	$1,617	$3,128
Class R6	$77	$388	$721	$1,665

If You HELD Your Shares

	1 Year	3 Years	5 Years	10 Years
Class I	$82	$420	$782	$1,802
Class A	$636	$960	$1,306	$2,280
Class L	$168	$737	$1,332	$2,946
Class C	$193	$893	$1,617	$3,128
Class R6	$77	$388	$721	$1,665

The third footnote following the Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

3  The Advisory Fee has been restated to reflect the decrease in the advisory fee schedule effective on December 11, 2023.

4  The Fund's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I, 1.15% for Class A, 1.65% for Class L, 1.90% for Class C and 0.75% for Class R6. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Company") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect the decrease in the expense limitation arrangement effective on December 11, 2023.

Please retain this supplement for future reference.

  IFIGRESUMPROSPT 12/23